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                                                                      Exhibit 24


                                POWER OF ATTORNEY


                  I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, BONNIE WILKINSON and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) any and all amendments (including supplements and post-effective amendments) to (a) the Registration Statement on Form S-8 of Meritor Automotive, Inc. ("Meritor") (Registration No. 333-35407) registering under the Securities Act of 1933, as amended (the "Securities Act"), securities to be sold under the Company's 1997 Long-Term Incentives Plan, as amended (formerly the Meritor Automotive, Inc. 1997 Long-Term Incentives Plan), and (b) the Registration Statement on Form S-8 of Meritor (Registration No. 333-35403) registering under the Securities Act securities to be sold pursuant to the Company's Savings Plan, as amended (formerly the Meritor Automotive, Inc. Savings Plan), and (2) one or more Registration Statements on Form S-8 or, if required, Form S-3, registering under the Securities Act securities to be sold under (a) the Company's Employee Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. Employee Stock Benefit Plan), (b) the Company's 1998 Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. 1998 Stock Benefit Plan), (c) the Company's 1988 Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. 1988 Stock Benefit Plan), (d) the Company's Savings Plan, as amended (formerly the Arvin Industries, Inc. Savings Plan), and (e) the Company's Employee Savings Plan, as amended (formerly the Arvin Industries, Inc. Employee Savings Plan), and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.



         Signature                                      Title                                Date
         ---------                                      -----                                ----
                                                Chairman of the Board
/s/ Larry D. Yost                       and Chief Executive Officer (principal
-----------------                          executive officer) and Director               July 10, 2000
  Larry D. Yost

/s/ V. William Hunt                          Vice Chairman and President
-------------------                                  and Director                        July 10, 2000
  V. William Hunt

/s/Joseph B. Anderson, Jr.
--------------------------
  Joseph B. Anderson, Jr.                              Director                          July 10, 2000

/s/ Donald R. Beall
-------------------
  Donald R. Beall                                      Director                          July 10, 2000

/s/ Steven C. Beering
---------------------
  Steven C. Beering                                    Director                          July 10, 2000

/s/ Rhonda L. Brooks
--------------------
   Rhonda L. Brooks                                    Director                          July 10, 2000

/s/ John J. Creedon
-------------------
  John J. Creedon                                      Director                          July 10, 2000

/s/ Joseph P. Flannery
----------------------
  Joseph P. Flannery                                   Director                          July 10, 2000

/s/ Robert E. Fowler, Jr.
-------------------------
  Robert E. Fowler, Jr.                                Director                          July 10, 2000

/s/William D. George, Jr.
-------------------------
William D. George, Jr.                                 Director                          July 10, 2000

-------------------
  Ivan W. Gorr                                         Director                          July 10, 2000

/s/Richard W. Hanselman
-----------------------
  Richard W. Hanselman                                 Director                          July 10, 2000

/s/ Charles H. Harff
--------------------
  Charles H. Harff                                     Director                          July 10, 2000

/s/ Don J. Kacek
----------------
  Don J. Kacek                                         Director                          July 10, 2000

/s/ Victoria B. Jackson
-----------------------
  Victoria B. Jackson                                  Director                          July 10, 2000

/s/ James E. Marley
-------------------
  James E. Marley                                      Director                          July 10, 2000

/s/ James E. Perrella
---------------------
  James E. Perrella                                    Director                          July 10, 2000

/s/ Harold A. Poling
--------------------
  Harold A. Poling                                     Director                          July 10, 2000

/s/ Martin D. Walker
--------------------
  Martin D. Walker                                     Director                          July 10, 2000

                                              Senior Vice President and
/s/ Thomas A. Madden                           Chief Financial Officer
--------------------                        (principal financial officer)                July 10, 2000
  Thomas A. Madden

/s/ William M. Lowe                         Vice President and Controller
-------------------                         (principal accounting officer)               July 10, 2000
  William M. Lowe


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